SECURITIES AND EXCHANGE COMMISSION

	                     Washington, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            PURSUANT TO SECTION 13 OR 15(D) OF THE
	               SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                        May 7, 2003 (May 7, 2003)



	                   Thomas Nelson, Inc.

	     (Exact Name of Registrant as Specified in Charter)

      Tennessee             0-4095                      62-0679364

  (State or other (Commission File Number) (I.R.S. Employer Identification No.) Jurisdiction of
  Incorporation)


             501 Nelson Place
             Nashville, Tennessee                  37214-1000

             (Address of Principal                 (Zip Code)
              Executive Offices)




Registrant's telephone number, including area code:  615/889-9000

(Former name or former address, if changed since last report:  N/A



Item 9.   Regulation FD Disclosure

          The following information in this Report, including the Exhibit attached hereto, is being furnished pursuant to Item 12 "Results of Operations and Financial Condition." Consequently, it is not deemed "filed for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act")", or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities
     Act of 1933 if such subsequent filing specifically references this Form 8-K. On May 7, 2003, Thomas Nelson, Inc. issued a press release announcing its fourth quarter earnings results, the text of which is set forth in Exhibit 99.1.




	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                 By:       /s/ Joe L. Powers
                                     -----------------------------
	                             Name:   Joe L. Powers
	                             Title:  Executive Vice President


Date:  May 7, 2003



                              INDEX TO EXHIBITS


Exhibit
Numbers
--------

  99.1   Earnings Release Issued by Thomas Nelson, Inc. dated May 7, 2003.